Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT each person whose signature appears below, does hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the “Company”), BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, as such person’s true and lawful attorney for such person and in such person’s name for the purpose of executing on such person’s behalf the (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors with respect to the Coca-Cola Refreshments Bargaining Employees’ 401(k) Plan; (ii) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors with respect to the Caribbean Refrescos, Inc. Thrift Plan; (iii) Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 (Registration No. 333-172541), (iv) Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 (Registration No. 333- 333-179708); (v) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (vi) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Herbert A. Allen
Herbert A. Allen
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Ronald W. Allen
Ronald W. Allen
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Ana Botín
Ana Botín
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Howard G. Buffett
Howard G. Buffett
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Richard M. Daley
Richard M. Daley
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Barry Diller
Barry Diller
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Helene D. Gayle
Helene D. Gayle
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Evan G. Greenberg
Evan G. Greenberg
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Alexis M. Herman
Alexis M. Herman
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Robert A. Kotick
Robert A. Kotick
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Maria Elena Lagomasino
Maria Elena Lagomasino
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Donald F. McHenry
Donald F. McHenry
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Sam Nunn
Sam Nunn
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ James D. Robinson III
James D. Robinson III
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Peter V. Ueberroth
Peter V. Ueberroth
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2014.

/s/ Jacob Wallenberg
Jacob Wallenberg
Director